                                                                  Exhibit 10.2

                                                               FOIA CONFIDENTIAL
                                                             TREATMENT REQUESTED


                         PURCHASE AGREEMENT NUMBER 2497

                                    between

                               THE BOEING COMPANY

                                      and

                             ALASKA AIRLINES, INC.

                   Relating to Boeing Model 737-890 Aircraft

                               BOEING PROPRIETARY

P.A. No. 2497

                               TABLE OF CONTENTS

                                                                    SA
ARTICLES                                                          NUMBER
--------                                                          ------
   1.   Quantity, Model and Description

   2.   Delivery Schedule

   3.   Price

   4.   Payment

   5.   Miscellaneous

TABLE

   1.   Aircraft Information Table

EXHIBIT

   A.   Aircraft Configuration

   B.   Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

   AE1. Escalation Adjustment/Airframe and Optional Features

   BFE1. BFE Variables

   CS1. Customer Support Variables

   EE1. Engine Escalation/Engine Warranty and Patent Indemnity

   SLP1. Service Life Policy Components

                               BOEING PROPRIETARY

P.A. No. 2497                          i

                                                      SA
LETTER AGREEMENT                                    NUMBER
----------------                                    ------
2497-1   Option Aircraft........................

2497-2   Aircraft Model Substitution............

2497-3   Seller Purchased Equipment.............

2497-4   Demonstration Flight Waiver............

2497-5   Customer Software......................

2497-6   Promotion Support......................

                               BOEING PROPRIETARY

P.A. No. 2497                         ii

                                                                    SA
RESTRICTED LETTER AGREEMENT                                       NUMBER
---------------------------                                       ------
6-1162-MSA-588   Aircraft Performance Guarantees -............
                   Model 737-800 Aircraft.....................

6-1162-MSA-589   [***] .......................................

6-1162-MSA-590   Purchase Right Aircraft......................

6-1162-MSA-592   Special Purchase Agreement Provisions........

6-1162-MSA-597   Special Matters..............................

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                               BOEING PROPRIETARY

P.A. No. 2497                         iii

                           Purchase Agreement No. 2497

                                     between

                               The Boeing Company

                                       and

                              Alaska Airlines, Inc.

            This Purchase Agreement No. 2497 dated as of June 15, 2005 between The Boeing Company (BOEING) and Alaska Airlines, Inc. (CUSTOMER) relating to the purchase and sale of Model 737-890 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (PURCHASE AGREEMENT) incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of June 15, 2005 between the parties, identified as AGTA-ASA (AGTA).

Article 1.  Quantity, Model and Description.

            The aircraft to be delivered to Customer will be designated as Model 737-890 aircraft (the AIRCRAFT). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

Article 2.  Delivery Schedule.

            The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.  Price.

            3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 in subject to escalation dollars.

            3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

                               BOEING PROPRIETARY

P.A. No. 2497                          1

Article 4.  Payment.

            4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (DEPOSIT).

            4.2 The standard advance payment schedule for the Model 737-890 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

            4.3 For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

            4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.  Additional Terms.

            5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft,
(ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and
(vi) Advance Payment Base Prices and advance payments and their schedules.

            5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

            5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates and other variables applicable to the Aircraft.

            5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1. As Customer has taken delivery of 737-800 type aircraft, the level of support to be provided under Supplemental Exhibit CS1 (the Entitlements) is as applicable for an operator already operating such aircraft.

                               BOEING PROPRIETARY

P.A. No. 2497                          2

            5.5 Engine Variables. Supplemental Exhibit EE1 contains the engine warranty and the engine patent indemnity for the Aircraft.

            5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft (COVERED COMPONENTS).

            5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer's purchase of the Aircraft upon approval of Boeing's press release by Customer's public relations department or other authorized representative.

            5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and
Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

                               BOEING PROPRIETARY

P.A. No. 2497                          3

DATED June 15, 2005

Alaska Airlines, Inc.                         THE BOEING COMPANY

By____________________________________        By___________________________

Its Vice President Finance & Treasurer        Its Attorney-In-Fact

                               BOEING PROPRIETARY

P.A. No. 2497                          4

                       Table 1 to Purchase Agreement 2497
       737-800 Aircraft Delivery, Description, Price and Advance Payments
                              ECI-MFG/CPI Formula

                                     [***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                             AIRCRAFT CONFIGURATION

                                    between

                               THE BOEING COMPANY

                                      and

                             ALASKA AIRLINES, INC.

                  Exhibit A to Purchase Agreement Number 2497

                               BOEING PROPRIETARY

P.A. No. 2497                          A

Exhibit A to
Purchase Agreement No. 2497
Page 1

                             AIRCRAFT CONFIGURATION

                            Dated: January 31, 2005

                                  relating to

                         BOEING MODEL 737-890 AIRCRAFT

            The Detail Specification is Detail Specification D019A001ASA38P-1 dated as of January 31, 2005. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of Buyer Furnished Equipment or Seller Purchased Equipment.

                               BOEING PROPRIETARY

P.A. No. 2497                          A

Exhibit A to
Purchase Agreement No. 2497
Page A-2

[***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                    between

                               THE BOEING COMPANY

                                      and

                             ALASKA AIRLINES, INC.

                  Exhibit B to Purchase Agreement Number 2497

                               BOEING PROPRIETARY

P.A. No. 2497                          B

Exhibit B to
Purchase Agreement No. 2497
Page 1

              AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                  relating to

                         BOEING MODEL 737-890 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

          1.    GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

                1.1     Airworthiness and Registration Documents.

                        Not later than 6 MONTHS PRIOR TO DELIVERY of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 MONTHS PRIOR TO DELIVERY of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

                1.2     Certificate of Sanitary Construction.

                        1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

                        1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least 3 MONTHS PRIOR TO DELIVERY. Boeing will then use its reasonable best efforts to obtain the Certificate from

                               BOEING PROPRIETARY

P.A. No. 2497                         B-1

Exhibit B to
Purchase Agreement No. 2497
Page 2

the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

                1.3     Customs Documentation.

                        1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 MONTHS PRIOR TO DELIVERY of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

                        1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 DAYS PRIOR TO DELIVERY all information required by U.S. Customs or U.S. Immigration and Naturalization Service, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 DAYS PRIOR TO DELIVERY of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

                        1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, IMMEDIATELY PRIOR TO THE FERRY FLIGHT, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

                2.      INSURANCE CERTIFICATES.

                        Unless provided earlier, Customer will provide to Boeing not later than 30 DAYS PRIOR TO DELIVERY of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of
Article 8 of the AGTA.

                               BOEING PROPRIETARY

P.A. No. 2497                         B-2

Exhibit B to
Purchase Agreement No. 2497
Page 3

                3.      NOTICE OF FLYAWAY CONFIGURATION.

                        Not later than 20 DAYS PRIOR TO DELIVERY of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

                         (i) the name of the company which is to furnish fuel
                for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

                         (ii) the cargo to be loaded and where it is to be
                stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

                         (iii) any BFE equipment to be removed prior to flyaway
                and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

                         (iv) a complete list of names and citizenship of each
                crew member and non-revenue passenger who will be aboard the ferry flight; and

                         (v) a complete ferry flight itinerary.

                4.       DELIVERY ACTIONS BY BOEING.

                         4.1 Schedule of Inspections. All FAA, Boeing, Customer
and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

                         4.2 Schedule of Demonstration Flights. All FAA and
Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

                         4.3 Schedule for Customer's Flight Crew. Boeing will
inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

                               BOEING PROPRIETARY

P.A. No. 2497                         B-3

Exhibit B to
Purchase Agreement No. 2497
Page 4

                         4.4 Fuel Provided by Boeing. Boeing will provide to
Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model      Fuel Provided
--------------      -------------
     737                 1,000

                         4.5 Flight Crew and Passenger Consumables. Boeing will
provide reasonable quantities of food, beverages, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

                         4.6 Delivery Papers, Documents and Data. Boeing will
have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

                         4.7 Delegation of Authority. Boeing will present a
certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

                5.       DELIVERY ACTIONS BY CUSTOMER.

                         5.1 Aircraft Radio Station License. At delivery
Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

                         5.2. Aircraft Flight Log. At delivery Customer will
provide the Aircraft Flight Log for the Aircraft.

                         5.3 Delegation of Authority. Customer will present to
Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

                               BOEING PROPRIETARY

P.A. No. 2497                         B-4

                             ESCALATION ADJUSTMENT

                         AIRFRAME AND OPTIONAL FEATURES

                                    between

                               THE BOEING COMPANY

                                      and

                             ALASKA AIRLINES, INC.

           Supplemental Exhibit AE1 to Purchase Agreement Number 2497

                               BOEING PROPRIETARY

1.        Alternate Escalation Formula

          Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

          P(a) =(P)(L + M) - P

          Where:

                  P(a) = Airframe Price Adjustment.
                         (for the 737-800 Aircraft the Airframe Price includes the Engine Price at its basic thrust level)

                  L =    .65 x ( ECI
                               -------
                               ECI(b))  where ECI(b) is the base year index
                                        (as set forth in Table 1 of this
                                        Purchase Agreement)

                  M =    .35 x ( CPI
                               -------
                               CPI(b)) where CPI(b) is the base year index (as set forth in Table 1 of this Purchase Agreement)

                  P = Airframe Price plus Optional Features Price (as set forth in Table 1 of this Purchase Agreement).

                  ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics Employment Cost Index Manufacturing
                  - Total Compensation (BLS Series ID ECU12402I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

                  CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics Consumer Price Index (BLS Series ID

                               BOEING PROPRIETARY

                  CUUR0000SA0), calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

                  As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:     i.   In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

          ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

          iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

          iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

          v.   The final value of P(a) will be rounded to the nearest dollar.

          vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.    Values to be Utilized in the Event of Unavailability.

      2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

                               BOEING PROPRIETARY

      2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

      2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

      2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference that results from the revised index values for the delivered Aircraft. Customer may elect that the credit or supplemental invoice be applied against the applicable delivered Aircraft, the next Aircraft to deliver, or to goods and services. The adjustment though added to the invoice of the next Aircraft to deliver will continue to relate to the delivered Aircraft. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:     i.    The values released by the Bureau of Labor Statistics and
          available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

          ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

                               BOEING PROPRIETARY

                      BUYER FURNISHED EQUIPMENT VARIABLES

                                    between

                               THE BOEING COMPANY

                                      and

                             ALASKA AIRLINES, INC.

          Supplemental Exhibit BFE1 to Purchase Agreement Number 2497


                               Boeing Proprietary
P.A. No. 2497                         BFE1

                      BUYER FURNISHED EQUIPMENT VARIABLES

                                  relating to

                             BOEING MODEL AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.    Supplier Selection.

      Customer will:

      1.1 Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

          Galley System             Same as July 2005 737-800 aircraft under
                                    Purchase Agreement 1954.

          Galley Inserts            Same as July 2005 737-800 aircraft under
                                    Purchase Agreement 1954.

          Seats (passenger)         Same as July 2005 737-800
                                    aircraft under Purchase Agreement 1954.

          Overhead & Audio System   Same as July 2005 737-800
                                    aircraft under Purchase Agreement 1954.

          In-Seat Video System      Not applicable

          Miscellaneous Emergency   Same as July 2005 737-800
             Equipment              aircraft under Purchase Agreement 1954.

          Cargo Handling            Same as July 2005 737-800
             Systemsasa             aircraft under Purchase Agreement 1954.

                               Boeing Proprietary
P.A. No. 2497                        BFE1-1

2.    On-dock Dates

On or before July 1, 2005, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE.

3.    Additional Delivery Requirements

Customer will insure that Customer's BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer's BFE, to comply with all applicable provisions of the U.S. Customs Service.

                               Boeing Proprietary
P.A. No. 2497                        BFE1-2

                           CUSTOMER SUPPORT VARIABLES

                                    between

                               THE BOEING COMPANY

                                      and

                             ALASKA AIRLINES, INC.

           Supplemental Exhibit CS1 to Purchase Agreement Number 2497

                               Boeing Proprietary
P.A. No. 2497                         CS1

                           CUSTOMER SUPPORT VARIABLES

                                  relating to

                         BOEING MODEL 737-890 AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer's request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.    Maintenance Training.

      1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; 1 class of 15 students;

      1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, text and graphics will be provided for use in Customer's own training program.

2.    Flight Training.

      Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

      Any training materials used in Flight Training, if required, will be provided for use in Customer's own training program.

3.    Planning Assistance.

      3.1   Maintenance and Ground Operations.

            Upon request, Boeing will provide planning assistance regarding Minor Model Differences requirements for facilities, tools and equipment.

      3.2   Spares.

            Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

                               Boeing Proprietary
P.A. No. 2497                        CS1-1

4.    Technical Data and Documents.

      Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

                               Boeing Proprietary
P.A. No. 2497                        CS1-2

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                    between

                               THE BOEING COMPANY

                                      and

                             ALASKA AIRLINES, INC.

           Supplemental Exhibit EE1 to Purchase Agreement Number 2497

                               Boeing Proprietary
P.A. No. 2497                         EE1

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                  relating to

                         BOEING MODEL 737-890 AIRCRAFT

1. ENGINE ESCALATION. No separate engine escalation methodology is defined for the 737-600, -700, -800 or -900 Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM's warranty as set forth below (herein referred to as the "Warranty"); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 2.1 through 2.10 below and Paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

      2.1. Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

                               Boeing Proprietary
P.A. No. 2497                        EE1-1

      2.2.  Patents.

            2.2.1 CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design. As to such product or part, CFM assumes no liability for patent infringement.

            2.2.2 CFM's liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and noninfringing product or part; or (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

            2.2.3 The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

      2.3. Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.

      2.4.  Warranty Pass-On.

            2.4.1 If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

                               Boeing Proprietary
P.A. No. 2497                        EE1-2

            2.4.2 Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

            2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

      2.5.  New Engine Warranty.

            2.5.1. CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

                  (i) Parts Credit Allowance will be granted for any Failed
            Parts.

                  (ii) Labor Allowance for disassembly, reassembly, test and
            Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

                  (iii) Such Parts Credit Allowance, test and Labor Allowance will be: 100% from new to 2500 Flight Hours and decreasing pro rata from 100% at 2500 Flight Hours to zero percent at 3000 Flight Hours.

            2.5.2 As an alternative to the above allowances, CFM shall, upon request of Customer:

                  (i) Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first 2500 Flight Hours and at a charge to Customer increasing pro rata from zero percent of CFM's repair cost at 2500 Flight Hours to 100% of such CFM repair costs at 3000 Flight Hours.

                  (ii) Transportation to and from the designated facility shall be at Customer's expense.

      2.6. New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

            2.6.1. During the first 1000 Flight Hours for such Parts and Expendable Parts, CFM will grant 100% Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

                               Boeing Proprietary
P.A. No. 2497                        EE1-3

            2.6.2. CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 1000 Flight Hours Part Time to zero percent at the applicable hours designated in Table 1.

            2.7. Ultimate Life Warranty.

            2.7.1. CFM warrants Ultimate Life limits on the following Parts:

                   (i)    Fan and Compressor Disks/Drums

                   (ii)   Fan and Compressor Shafts

                   (iii)  Compressor Discharge Pressure Seal (CDP)

                   (iv)   Turbine Disks

                   (v)    HPT Forward and Stub Shaft (vi) LPT Driving Cone

                   (vii)  LPT Shaft and Stub Shaft

            2.7.2. CFM will grant a pro rata Parts Credit Allowance decreasing from 100% when new to zero percent at 25,000 Flight Hours or 15,000 Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than 25,000 Flight Hours or 15,000 Flight Cycles.

      2.8.  Campaign Change Warranty.

            2.8.1. A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit
            Allowances:

            Engines and Modules

                   (i) 100% for Parts in inventory or removed from service when new or with 2500 Flight Hours or less total Part Time.

                   (ii) 50% for Parts in inventory or removed from service with over 2500 Flight Hours since new, regardless of warranty status.

                               Boeing Proprietary
P.A. No. 2497                        EE1-4

            2.8.2. Labor Allowance - CFM will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

            2.8.3. Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or DGAC Airworthiness Directive, are excluded from Campaign Change Warranty.

      2.9. LIMITATIONS. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

      2.10.Indemnity and Contribution.

            2.10.1. IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

            2.10.2. CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND

                               Boeing Proprietary
P.A. No. 2497                        EE1-5

            LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER'S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER'S LIABILITY IS OTHERWISE LIMITED.

                               Boeing Proprietary
P.A. No. 2497                        EE1-6

                                    TABLE 1
                                      737X
                           CFM56 WARRANTY PARTS LIST
                                  FLIGHT HOURS

                                                   Flight Hours
                                      --------------------------------------
                                      2000   3000  4000  6000   8000   12000
                                      ----   ----  ----  ----   ----   -----
Fan Rotor/Booster
    Blades                                     X
    Disk, Drum                                                           X
    Spinner                                    X

Fan Frame
    Casing                                                        X
    Hub & Struts                                     X
    Fairings                                         X
    Splitter (Mid Ring)                              X
    Vanes                                      X
    Engine Mount                                     X

No. 1 & No. 2 Bearing Support
    Bearings                                         X
    Shaft                                                                X
    Support (Case)                                   X

Inlet Gearbox & No. 3 Bearing
    Bearings                                         X
    Gear                                             X
    Case                                             X

Compressor Rotor
    Blades                                     X
    Disk & Drums                                                         X
    Shaft                                                                X

Compressor Stator
    Casing                                                        X
    Shrouds                                    X
    Vanes                                      X
    Variable Stator Actuating Rings            X

Combustor Diffuser Nozzle (CDN)
    Casings                                    X
    Combustor Liners                           X
    Fuel Atomizer                              X
    HPT Nozzle                                 X
    HPT Nozzle Support                               X
    HPT Shroud                                 X

                               Boeing Proprietary
P.A. No. 2497                        EE1-7

                                     TABLE 1
                                      737X
                            CFM56 WARRANTY PARTS LIST
                                   (continued)

                                                              Flight Hours
                                     --------------------------------------------------------------
                                     2000        3000        4000       6000       8000       12000
                                     ----        ----        ----       ----       ----       -----
HPT Rotor
    Blades                                                    X
    Disks                                                                                       X
    Shafts                                                                                      X
    Retaining Ring                                 X

LP Turbine
    Casing                                                                X
    Vane Assemblies                                X
    Interstage Seals                               X
    Shrouds                                        X
    Disks                                                                            X
    Shaft                                                                                       X
    Bearings                                                  X
    Blades                                         X

Turbine Frame
    Casing & Struts                                                       X
    Hub                                                       X
    Sump                                                      X

Accessory & Transfer Gearboxes
    Case                                                      X
    Shafts                                                    X
    Gears                                                     X
    Bearings                                                  X

Air-Oil Seals                                      X

Controls & Accessories
    Engine                             X

Condition Monitoring Equipment         X

                               BOEING PROPRIETARY

P.A. No. 2497                       EE1-8

                         SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                              Alaska Airlines, Inc.

           Supplemental Exhibit SLP1 to Purchase Agreement Number 2497

P.A. No. 2497                          SLP1
                               Boeing Proprietary

                         SERVICE LIFE POLICY COMPONENTS

                                   relating to

                            BOEING MODEL 737 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 2497.

1.    Wing.

      (a) Upper and lower skins and stiffeners between the forward and rear wing spars.

      (b)   Wing spar webs, chords and stiffeners.

      (c)   Inspar wing ribs.

      (d)   Inspar splice plates and fittings.

      (e)   Main landing gear support structure.

      (f) Wing center section floor beams, lower beams and spanwise beams, but not the seat tracks attached to floor beams.

      (g) Engine strut support fittings attached directly to wing primary structure.

      (h)   Wing-to-body structural attachments.

      (i) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

      (j)   Trailing edge flap tracks and carriages.

      (k) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

P.A. No. 2497                     SLP1-1

                               Boeing Proprietary

2.    Body.

      (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

      (b) Window and windshield structure but excluding the windows and windshields.

      (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

      (d) Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

      (e) Main gear wheel well structure including pressure deck and landing gear beam support structure.

      (f) Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

      (g)   Forward and aft pressure bulkheads.

      (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

      (i) Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

      (j) Support structure in the body for the stabilizer pivot and stabilizer screw.

P.A. No. 2497                  SLP1-2

                               Boeing Proprietary

3.    Vertical Stabilizer.

      (a)   External skins between front and rear spars.

      (b) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

      (c)   Inspar ribs.

      (d)   Rudder hinges and supporting ribs, excluding bearings.

      (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

      (f)   Rudder internal, fixed attachment and actuator support structure.

4.    Horizontal Stabilizer.

      (a)   External skins between front and rear spars.

      (b)   Front and rear spar chords, webs and stiffeners.

      (c)   Inspar ribs.

      (d) Stabilizer center section including hinge and screw support structure.

      (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

      (f)   Elevator internal, fixed attachment and actuator support structure.

5.    Engine Strut.

      (a)   Strut external surface skin and doublers and stiffeners.

      (b)   Internal strut chords, frames and bulkheads.

      (c)   Strut to wing fittings and diagonal brace.

      (d) Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

P.A. No. 2497                   SLP1-3

                               Boeing Proprietary

6.    Main Landing Gear.

      (a)   Outer cylinder.

      (b)   Inner cylinder, including axles.

      (c) Upper and lower side struts, including spindles, universals and reaction links.

      (d)   Drag strut.

      (e)   Bell crank.

      (f)   Orifice support tube.

      (g)   Trunnion link.

      (h)   Downlock links including spindles and universals.

      (i)   Torsion links.

      (j)   Actuator beam, support link and beam arm.

7.    Nose Landing Gear.

      (a)   Outer cylinder.

      (b)   Inner cylinder, including axles.

      (c)   Orifice support tube.

      (d)   Upper and lower drag strut, including lock links.

      (e)   Steering plates and steering collars.

      (f)   Torsion links.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.

P.A. No. 2497                  SLP1-4

                               Boeing Proprietary

2497-1

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject: Option Aircraft

Reference:  Purchase Agreement 2497 (the Purchase Agreement) between The Boeing
            Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to manufacture and sell to Customer additional Model 737-890 aircraft as THE OPTION AIRCRAFT. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachments to this Letter Agreement. The Airframe Price shown includes the Engine Price.

1.    Aircraft Description and Changes

            1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachments.

            1.2 Changes: The Detail Specification will be revised to include:

                  (i) Changes applicable to the basic Model 737 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

                  (ii) Changes required to obtain required regulatory certificates; and

                  (iii) Changes mutually agreed upon.

2.    Price

            2.1 The pricing elements of the Option Aircraft are listed in the Attachments.

P.A. No. 2497
Option_Aircraft

                               BOEING PROPRIETARY

Alaska Airlines, Inc.
2497-1 Page 2

      2.2 Price Adjustments.

                  2.2.1 Optional Features. The price for Optional Features selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

                  2.2.2 Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated using 1) Boeing's standard escalation provisions (ECI-W formula) or alternate escalation provisions (ECI-MFG/CPI formula) to be selected by Customer at the date of execution of the definitive agreement for the Option Aircraft, or 2) a different Boeing then current escalation provisions should such exist at the date of execution of the definitive agreement for the Option Aircraft.

                  2.2.3 Base Price Adjustments. The Airframe Price of the Option Aircraft will be adjusted to Boeing's current price as of the date of execution of the definitive agreement for the Option Aircraft.

3.    Payment.

      3.1 Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

      3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4.    Option Exercise.

      4.1 Customer may exercise an option by giving written notice to Boeing on or before the date 18 months prior to the delivery dates listed in the Attachments (Option Exercise Date).

      4.2 If Boeing must make production decisions which are dependent on Customer's exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Customer's agreement. If Boeing and Customer fail to agree to a revised Option Exercise Date, either party may terminate the option and Boeing will refund to Customer, without interest, any Deposit and advance payments received by Boeing with respect to the terminated Option Aircraft.

P.A. No. 2497
Option_Aircraft

                               BOEING PROPRIETARY

Alaska Airlines, Inc.
2497-1 Page 3

5.    Contract Terms.

      Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, other than as a result of Boeing's failure to timely provide an agreement to Customer for review and execution, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. If Customer and Boeing fail to enter into a definitive agreement containing terms consistent with Purchase Agreement No. 2497 that was delivered to Customer within 20 days following Option exercise, Boeing will retain the Deposit for that Option Aircraft.

Sincerely,

THE BOEING COMPANY

By__________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

Alaska Airlines, Inc.

By__________________________

Its Vice President Finance & Treasurer

Attachment

P.A. No. 2497
Option_Aircraft

                               BOEING PROPRIETARY

                                   Attachment
                     Option Aircraft Letter Agreement 2497-1
       737-800 Aircraft Delivery, Description, Price and Advance Payments
                                  ECI-W Formula

                                      [***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2497-2

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject: Aircraft Model Substitution

Reference:  Purchase Agreement No. 2497 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737-900X aircraft (737-900X SUBSTITUTE AIRCRAFT) in place of any of the Aircraft, subject to the following terms and conditions:

1.    737-900X Offering.

      Boeing's offer of the 737-900X Substitution Aircraft proposed herein is subject to Boeing's decision to launch the 737-900X Aircraft. Based on Boeing's launching the 737-900X Aircraft, Boeing may use up to two (2) of the 737-900X Substitution Aircraft prior to delivery for flight and ground testing relating to the development and certification. The parties shall mutually agree upon any special terms related to use of any Substitution Aircraft for flight and ground testing.

2.    Customer's Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

      (a) no later than the first day of the month that is fifteen (15) months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a 737-900X Substitute Aircraft has been previously certified and delivered to Customer, or;

P.A. No. 2497
Aircraft_Model_Substitution

                               BOEING PROPRIETARY

Alaska Airlines, Inc.
2497-2 Page 2

      (b) no later than the first day of the month that is twenty-four (24) months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a 737-900X Substitute Aircraft has been made offerable but has not been previously certified and delivered to Customer.

2.    Boeing's Production Capability.

Customer's substitution right is conditioned upon Boeing's having production capability for the 737-900X Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

If offerable, Boeing will tentatively quote delivery positions for 737-900X Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates. If Boeing is unable to manufacture the 737-900X Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer's consideration and written acceptance within thirty (30) days of such offer.

3.    Definitive Agreement.

Customer's substitution right and Boeing's obligation in this Letter Agreement are further conditioned upon Customer's and Boeing's executing a definitive agreement for the purchase of the 737-900X Substitute Aircraft within thirty
(30) days of Customer's substitution notice to Boeing or of Customer's acceptance of an alternate delivery month in accordance with paragraph 2. above.

4.    Price, Escalation Adjustments and Advance Payments.

The Airframe Price and the price of Optional Features will be adjusted to Boeing's then-current prices for such elements as of the date of execution of the definitive purchase agreement for the 737-900X Substitute Aircraft. The Airframe Price and the price of Optional Features for 737-900X Substitute Aircraft will be escalated using 1) Boeing's standard escalation provisions (ECI-W formula) or alternate escalation provisions (ECI-MFG/CPI formula) to be selected by Customer at the date of execution of the definitive agreement for the 737-900X Substitution Aircraft, or 2) a different Boeing then current escalation provisions should such exist at the date of execution of the definitive agreement for the 737-900X Substitution Aircraft. The representative escalation indices and methodology will be used to estimate the Advance Payment Base Prices for 737-900X Substitution Aircraft.

If the Advance Payment Base Price for any 737-900X Substitute Aircraft is higher than that of the Aircraft, Customer will pay to Boeing the amount of the difference

P.A. No. 2497
Aircraft_Model_Substitution

                               BOEING PROPRIETARY

Alaska Airlines, Inc.
2497-2 Page 3

as of the date of execution of the definitive agreement for the 737-900X Substitute Aircraft. If the Advance Payment Base Price of the 737-900X Substitute Aircraft is lower than that of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due from Customer, at which point Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer's exercise of the rights of substitution described in this agreement.

5.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Sincerely,

THE BOEING COMPANY

By______________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

ALASKA AIRLINES, INC.

By______________________________

Its Vice President Finance & Treasurer

P.A. No. 2497
Aircraft_Model_Substitution

                                       BOEING PROPRIETARY

2497-3

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject: Seller Purchased Equipment

Reference:  Purchase Agreement No. 2497 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

SELLER PURCHASED EQUIPMENT (SPE): Buyer Furnished Equipment (BFE) that Boeing purchases for Customer.

DEVELOPMENTAL BUYER FURNISHED EQUIPMENT (DBFE): BFE not previously certified for installation on the same model aircraft.

DEVELOPMENTAL SELLER PURCHASED EQUIPMENT (DSPE): DBFE which is converted to SPE. This Letter Agreement does not include developmental avionics. Developmental avionics are avionics that have not been previously certified for installation on the same model aircraft.

P.A. No. 2497
Aircraft_Purchased_Substitution

                               BOEING PROPRIETARY

Alaska Airlines, Inc.
2497-3 Page 2

1.    Price.

      Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

      Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

2.    Responsibilities.

      2.1   Customer is responsible for:

            (i) selecting and notifying Boeing of the supplier for all items identified in paragraph 1.1 of Supplemental Exhibit BFE1 of the Purchase Agreement,

            (ii)  selecting a FAA certifiable part; and

            (iii) providing to Boeing the SPE part specification/Customer requirements.

      2.2.  Boeing is responsible for:

            (i)   placing and managing the purchase order with the supplier;

            (ii)  coordinating with the suppliers on technical issues;

            (iii) ensuring that the delivered SPE complies with the part specification;

            (iv) obtaining certification of the Aircraft with the SPE installed; and

            (v) obtaining for Customer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Part 2 and
                  Part 4 of Exhibit C, the Product Assurance Document.

P.A. No. 2497
Aircraft_Purchased_Substitution

                               BOEING PROPRIETARY

Alaska Airlines, Inc.
2497-3 Page 3

3.    Changes.

      After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Customer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Customer wants any changes made, requests must be made directly to Boeing for coordination with the supplier.

4.    Proprietary Rights.

      Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

5.    Remedies.

      If Customer does not comply with the obligations above, Boeing may:

      (i) delay delivery of the Aircraft;

      (ii) deliver the Aircraft without installing the SPE;

      (iii) with Customer's prior written consent, substitute a comparable part and invoice Customer for the cost;

      (iv) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

6.    Customer's Indemnification of Boeing.

      Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect

P.A. No. 2497
Aircraft_Purchased_Substitution

                               BOEING PROPRIETARY

Alaska Airlines, Inc.
2497-3 Page 4

to any nonconformance or defect caused solely by Boeing's installation of the SPE.

Sincerely,

THE BOEING COMPANY

By_____________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

Alaska Airlines, Inc.

By_____________________________

Its Vice President Finance & Treasurer

P.A. No. 2497
Aircraft_Purchased_Substitution

                               BOEING PROPRIETARY

2497-4

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject: Demonstration Flight Waiver

Reference:  Purchase Agreement No. 2497 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

CORRECTION COSTS: Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

FLIGHT DISCREPANCY: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, including the standard fuel entitlement, totals the following amount of fuel:

AIRCRAFT                   TOTAL FUEL ENTITLEMENT
 MODEL                          (U.S. GALLONS)
--------           -----------------------------------
  737              Full tanks (approx. 5,300 to 6,800,
                          depending on model)

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are

P.A. No. 2497
Demonstration_Flight_Waiver

                               BOEING PROPRIETARY

Alaska Airlines, Inc.
2497-4 Page 2

not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing's suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be chargeable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing's Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.

Sincerely,

THE BOEING COMPANY

By_____________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

ALASKA AIRLINES, INC.

By________________________________

Its Vice President Finance & Treasurer

P.A. No. 2497
Demonstration_Flight_Waiver

                               BOEING PROPRIETARY

2497-5

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject: Loading of Software Owned by or Licensed to Customer

Reference:  Purchase Agreement No. 2497 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Prior to delivery of an Aircraft to Customer, Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: i) aircraft communications addressing and reporting system (ACARS), ii) digital flight data acquisition unit (DFDAU), iii) flight management system (FMS), iv) cabin management system (CMS), v) satellite communications system (SATCOM), vi) engine indication and crew alerting system (EICAS) and vii) airplane information management system (AIMS). The Software is not part of the configuration of the Aircraft certified by the FAA. If requested by Customer, Boeing will install the Software after the FAA has issued the standard airworthiness certificate or the export certificate of airworthiness, whichever is applicable, but before delivery of the Aircraft on the following conditions:

1. Customer and Boeing agree that the Software is deemed to be BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 9, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

P.A. No. 2497
Customer_Software

                               BOEING PROPRIETARY

Alaska Airlines, Inc.
2497-5 Page 2

      Customer and Boeing further agree that the installation of the Software is deemed to be a service under Exhibit B, Customer Support Document, to the AGTA. Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

Sincerely,

THE BOEING COMPANY

By_______________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

ALASKA AIRLINES, INC.

By_______________________________

Its Vice President Finance & Treasurer

P.A. No. 2497
Customer_Software

                               BOEING PROPRIETARY

2497-6

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject: Promotion Support

Reference:  Purchase Agreement No. 2497 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to make available to Customer [***] for Customer's marketing and promotion programs associated with the introduction of the first Aircraft into service, and [***] for each subsequent Aircraft which delivers through December 31, 2007. These programs may include marketing research; tourism development; corporate identity; direct marketing; video tape, or still photography; planning, design and production of collateral materials; management of promotion programs and advertising campaigns.

Boeing's obligation to provide the support will commence at the time the purchase of the Aircraft becomes firm (not subject to cancellation by either party) and will terminate January 1, 2008. There will be no cash payments or other support in lieu thereof.

----------
* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A. No. 2497
Promotion_Support

                               BOEING PROPRIETARY

Alaska Airlines, Inc.
2497-6 Page 3

Following the execution of this Letter Agreement, a Boeing Airline Promotion representative will meet with Customer's designated representative to discuss the extent, selection, scheduling, and funds disbursement process for the program.

Sincerely,

THE BOEING COMPANY

By______________________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

Alaska Airlines, Inc.

By______________________________________

Its Vice President Finance & Treasurer

P.A. No. 2497
Promotion_Support

                               BOEING PROPRIETARY

6-1162-MSA-588

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Aircraft Performance Guarantees

Reference:  Purchase Agreement No. 2497 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Aircraft Performance Guarantees.

      Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

2.    Confidential Treatment.

      Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

Alaska Airlines
6-1162-MSA-588 Page 2

Sincerely,

THE BOEING COMPANY

By___________________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

ALASKA AIRLINES, INC.

By___________________________________

Its Vice President Finance & Treasurer

Attachment

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

Attachment
6-5516-MSA-588
Page 1

               MODEL 737-890 WITH WINGLETS PERFORMANCE GUARANTEES

                            FOR ALASKA AIRLINES, INC.

SECTION                  CONTENTS
   1           AIRCRAFT MODEL APPLICABILITY

   2           FLIGHT PERFORMANCE

   3           MANUFACTURER'S EMPTY WEIGHT

   4           SOUND LEVELS

   5           AIRCRAFT CONFIGURATION

   6           GUARANTEE CONDITIONS

   7           GUARANTEE COMPLIANCE

   8           EXCLUSIVE GUARANTEES

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

Attachment
6-1162-MSA-588
Page 2

1     AIRCRAFT MODEL APPLICABILITY

      The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-890 Aircraft with a maximum takeoff weight of [***] pounds, a maximum landing weight of [***] pounds, and a maximum zero fuel weight of [***] pounds, and equipped with winglets and with Boeing furnished CFM56-7B26 engines.

2     FLIGHT PERFORMANCE

2.1   TAKEOFF

      The FAA approved takeoff field length at a gross weight at the start of the ground roll of [***] pounds, at a temperature of [***](degrees)C, at a sea level altitude, and using maximum takeoff thrust, shall not be more than the following guarantee value:

                  GUARANTEE:        [***] Feet

2.2   LANDING

      The FAA approved landing field length at a gross weight of [***] pounds and at a sea level altitude, shall not be more than the following guarantee value:

                  GUARANTEE:        [***] Feet

2.3   MISSION

2.3.1 MISSION BLOCK FUEL

      The block fuel for a stage length of [***] statute miles in still air with a [***] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

                  NOMINAL:          [***] Pounds
                  TOLERANCE:        [***] Pounds
                  GUARANTEE:        [***] Pounds

      Conditions and operating rules:

      Stage Length:      The stage length is defined as the sum of the distances
                         for the climbout maneuver, climb, cruise, and descent.

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment
6-1162-MSA-588
Page 3

      Block Fuel:        The block fuel is defined as the sum of the fuel used
                         for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

      Takeoff: The takeoff gross weight is not limited by the airport conditions.

                         Maximum takeoff thrust is used for the takeoff.

                         The takeoff gross weight shall conform to FAA Regulations.

      Climbout           Following the takeoff to [***] feet, the Aircraft
      Maneuver:          accelerates to [***] KCAS while climbing to [***] feet
                         above the departure airport altitude and retracting flaps and landing gear.

      Climb: The Aircraft climbs from [***] feet above the departure airport altitude to [***] feet altitude at [***] KCAS.

                         The Aircraft then accelerates at a rate of climb of [***] feet per minute to a climb speed of [***] KCAS.

                         The climb continues at [***] KCAS until 0.78 Mach number is reached.

                         The climb continues at 0.78 Mach number to the initial cruise altitude.

                         The temperature is standard day during climb.

                         Maximum climb thrust is used during climb.

      Cruise:            The Aircraft cruises at 0.79 Mach number.

                         The initial cruise altitude is 39,000 feet.

                         A step climb or multiple step climbs of 4,000 feet altitude may be used when beneficial to minimize fuel burn.

                         The temperature is standard day during cruise.

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment
6-1162-MSA-588
Page 4

                         The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

      Descent:           The Aircraft descends from the final cruise altitude at
                         0.78 Mach number until 250 KCAS is reached.

                         The descent continues at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

                         Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

                         The temperature is standard day during descent.

      Approach           The Aircraft decelerates to the final approach speed
      and Landing        while extending landing gear and flaps, then descends
      Maneuver:          and lands.

                         The destination airport altitude is a sea level airport.

      Fixed              For the purpose of this guarantee and for the purpose
      Allowances:        of establishing compliance with this guarantee, the
                         following shall be used as fixed quantities and allowances:

                         Operational Empty Weight, OEW (Paragraph 2.3.3): 93,582 Pounds

                         Taxi-Out:

                               Fuel             200 Pounds

                         Takeoff and Climbout Maneuver:

                               Fuel             500 Pounds
                               Distance         3.5 Nautical Miles

                         Approach and Landing Maneuver:

                               Fuel             229 Pounds

                         Taxi-In (shall be consumed from the reserve fuel):

                               Fuel             200 Pounds

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

Attachment
6-1162-MSA-588
Page 5

                         Usable reserve fuel remaining upon completion of the approach and landing maneuver: 7,396 Pounds

                         For information purposes, the reserve fuel is based on a standard day temperature and a) a 200 pound general purpose fuel, b) a missed approach and flight to a 200 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 45 minute hold at 1,500 feet above a sea level alternate airport.

      2.3.2              OPERATIONAL EMPTY WEIGHT BASIS

                         The Operational Empty Weight (OEW) derived in Paragraph
                         2.3.3 is the basis for the mission guarantee of Paragraph 2.3.1.

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

Attachment
6-1162-MSA-588
Page 6

2.3.3 737-890 WEIGHT SUMMARY ALASKA AIRLINES

                                                                                       Pounds
                                                                                       ------
STANDARD MODEL SPECIFICATION MEW                                                       [***]
     Configuration Specification D019A001, Rev. F
          dated  August 29, 2003
     175 Tourist Class Passengers
     CFM56-7  Engines
     156,000 Pounds (70,760 kg.) Maximum Taxi Weight
     6,875 U.S. Gallons (26,024 l.) Fuel Capacity

   Changes for Alaska Airlines
     Interior Change to 160 (16FC/144YC) Passengers*                                    [***]
       (Ref: LOPS-378-1455)
     174,700 lb (79,242 kg) Maximum Taxi Weight                                         [***]
     60 Minute Standby Power Capability                                                 [***]
     Cargo Compartment Changes                                                          [***]
     HUD Options                                                                        [***]
     Winglets                                                                           [***]
     Additional Customer Options (Based on 737-800 CSOS ASA38W0002)                     [***]

ALASKA AIRLINES MANUFACTURER'S EMPTY WEIGHT (MEW)                                       [***]

   Standard and Operational Items Allowance                                             [***]
        (Paragraph 2.3.4)

ALASKA AIRLINES OPERATIONAL EMPTY WEIGHT (OEW)                                          [***]

                                                 Quantity    Pounds    Pounds
* Seat Weight Included:                                                 4,854

  First Class Doubles                                8        1,056

  Economy Class Triple                              46        3,611
  Economy Class Triple w/3 In-Arm Food Trays         2          187

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment
6-1162-MSA-588
Page 7

2.3.4 STANDARD AND OPERATIONAL ITEMS ALLOWANCE

                                                       Qty     Pounds     Pounds     Pounds
STANDARD ITEMS ALLOWANCE                                                              [***]

   Unusable Fuel                                                            [***]
   Oil                                                                      [***]
   Oxygen Equipment                                                         [***]
      Passenger Portable                                  7    [***]
      Portable Oxygen Masks                              17    [***]
      Crew Masks and Goggles                              4    [***]
   Miscellaneous Equipment                                                  [***]
      Crash Axe                                           1    [***]
      Megaphones                                          2    [***]
      Flashlights                                         6    [***]
      Smoke Hoods                                         5    [***]
   Galley Structure & Fixed Inserts                                         [***]

OPERATIONAL ITEMS ALLOWANCE                                                           [***]

   Crew and Crew Baggage                                                    [***]
      Flight Crew                                         2    [***]
      Cabin Crew                                          6    [***]
      Baggage                                             8    [***]
      Briefcases                                          1    [***]
   Catering Allowance                                                       [***]
   Passenger Service Equipment                          160                 [***]
   Potable Water - 60 USG                                                   [***]
   Waste Tank Disinfectant                                                  [***]
   Emergency Equipment                                                      [***]
      Escape Slides - Forward                             2    [***]
      Escape Slides - Aft                                 2    [***]
      Life Vests - Crew                                  10    [***]

TOTAL STANDARD AND OPERATIONAL ITEMS ALLOWANCE                                        [***]

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment
6-1162-MSA-588
Page 8

3     MANUFACTURER'S EMPTY WEIGHT

      The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001ASA38P-1 plus three-quarters of one percent.

4     SOUND LEVELS

4.1   COMMUNITY SOUND LEVELS

      The Aircraft shall be certified in accordance with Stage 3 requirements of FAR Part 36, essentially equivalent to ICAO Annex 16, Volume 1, Chapter 3.

4.2   JOHN WAYNE AIRPORT (SNA) SINGLE EVENT NOISE EXPOSURE LEVELS

4.2.1 The brake release gross weight for a Single Event Noise Exposure Level (SENEL) at the Class E limits of 93.5 dB SENEL at microphone location M1 and 93.0 dB SENEL at microphone location M2, whichever is limiting for the microphone locations defined below, shall not be less than the following guarantee value:

                    NOMINAL:           134,900 Pounds
                    TOLERANCE:          -3,100 Pounds
                    GUARANTEE:         131,800 Pounds

4.2.2 The guarantee of Paragraph 4.2.1 is based on the following conditions, procedures and microphone locations:

      Takeoff            The airport pressure altitude is 54 feet.
      Conditions:

                         The airport temperature is 77(degrees) F.

                         Airport relative humidity is 70 percent.

                         4.0 knot head-wind factored in accordance with FAR 25.105(d)(1).

                         Flap position is 5.

                         An Aircraft center of gravity located at the forward limit.

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

Attachment
6-1162-MSA-588
Page 9

      Takeoff            With brakes set, stabilize power at 70 percent N1, then
      Procedure:         simultaneously release brakes and advance power to
                         maximum rated takeoff thrust. Rotate at a speed such that acceleration results in a climb-out speed of V2+20
                         KCAS. Upon reaching 800 feet geopotential altitude above the runway, briskly reduce thrust on both engines to the thrust required to provide a 1.2 percent one-engine-inoperative climb gradient. Maintain Flaps 5 speed and power setting until reaching at least six nautical miles from brake release.

      Microphone         Microphones M1 and M2 are located according to John
      Locations:         Wayne Airport Noise Abatement Program Quarterly Report
                         for the period January 1, 2004 through March 31, 2004.

      Microphone         Microphones M1 and M2 are defined to be the noise
      Equipment:         detection and analysis hardware or software operating
                         at John Wayne Airport for the period January 1, 2004 through March 31, 2004.

5     AIRCRAFT CONFIGURATION

5.1 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D019A001ASA38P-1 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance, sound levels, and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

Attachment
6-1162-MSA-588
Page 10

5.2 The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

      (1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

      (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

6     GUARANTEE CONDITIONS

6.1 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

6.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 33, dated March 8, 2002.

6.3 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraphs 4.1 or 6.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

6.4 The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category C brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

Attachment
6-1162-MSA-588
Page 11

6.5 The climb, cruise, and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75(degrees)F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of
      8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

6.6 The climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location of 26.2 percent of the mean aerodynamic chord.

6.7   Performance, where applicable, is based on a fuel Lower Heating Value
      (LHV) of 18,580 BTU per pound and a fuel density of 6.7 pounds per U.S. gallon.

7     GUARANTEE COMPLIANCE

7.1 Compliance with the guarantees of Sections 2, 3 and 4 shall be based on the conditions specified in those sections, the Aircraft configuration of
      Section 5 and the guarantee conditions of Section 6.

7.2 Compliance with the takeoff and landing guarantees, the takeoff portion of the mission guarantee, and the community sound level guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

7.3 Compliance with the climb, cruise, and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

7.4 The OEW used for compliance with the mission guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

Attachment
6-1162-MSA-588
Page 12

7.5 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

7.6 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

7.7 Compliance with the single event noise exposure level guarantee of Paragraphs 4.2.1 will be by calculations made by Boeing using standard engineering practices with noise information measured by Boeing using the Model 737-700 with CFM56-7B (SAC) engines. The noise calculation process will be as follows:

7.7.1 Noise (dBA) time histories for a range of brake release gross weights
      (BRGW) for the model 737-800W with CFM56-7B26 (SAC) engines will be calculated by combining full power takeoff and cutback dBA time histories from noise data measured at the noise certification test of May 1997. Adjustments will be appropriate to simulate the takeoff procedure described in Paragraph 4.2.2. These dBA time histories will then be integrated as described in CALIFORNIA NOISE STANDARDS (California Administrative Code, Title 21, Chapter 2.5, Sub-Chapter 6, effective January 1, 1986, Division of Aeronautics (Department of Transportation)), except that the threshold noise level will be 65 dBA as used at SNA for noise monitors M1 and M2 to calculate SENEL at each BRGW.

7.7.2 Curve fits of SENEL vs. BRGW will then be developed for noise monitors M1 and M2, using the data derived in Paragraph 7.7.1.

7.7.3 The SENEL versus BRGW curve fit of Paragraph 7.7.2 will then be entered at the noise limits of 93.5 dB SENEL for microphone location M1 and 93.0 dB SENEL for microphone location M2, respectively, to determine weights that correspond to the expected quarterly average weight capability of the Aircraft. These weights will be compared to the guarantee weight of Paragraph 4.2.1 to determine compliance with that guarantee.

7.7.4 A document will be prepared by Boeing to show compliance with the single event noise exposure level guarantees of Paragraph 4.2.

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

Attachment
6-1162-MSA-588
Page 13

7.7.5 The following compliance conditions apply to Paragraphs 4.2.1:

      If the guarantee weight is not met, Boeing and the Customer will work together to improve the weight capability (no financial penalty will be levied).

7.8 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

8     EXCLUSIVE GUARANTEES

      The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 2497
Performance_Guarantees
                               BOEING PROPRIETARY

6-1162-MSA-589

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

[***]

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Alaska Airlines, Inc.
6-1162-MSA-589 Page 2

[***]


* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Alaska Airlines, Inc.
6-1162-MSA-589 Page 3

[***]

Sincerely,

THE BOEING COMPANY

By_____________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

Alaska Airlines, Inc.

By_____________________________

Its Vice President Finance & Treasurer

Attachment

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment to
6-1162-MSA-589
Page 1

[***]

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Attachment to
6-1162-MSA-589
Page 2

[***]

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6-1162-MSA-590

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington 98188

Subject:    Purchase Right Aircraft

Reference:  Purchase Agreement 2497 (the Purchase Agreement) between The Boeing
            Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to define (1) the conditions under which Customer may add to the Purchase Agreement additional 737-890 aircraft for which Customer has been granted purchase rights pursuant to this Letter Agreement, and (2) the contract terms which will be applicable to such additional aircraft in the event Customer exercises such rights.

1.0   Purchase Rights.

      Boeing grants to Customer the right to purchase (Purchase Right) up to fifty (50) additional 737-890 aircraft on the terms and conditions described in this Letter Agreement (the Purchase Right Aircraft).

      1.1 The Purchase Right Aircraft may be exercised to either 737-890 firm aircraft (Firm Aircraft) or 737-890 Option Aircraft. Delivery positions are subject to availability, and must be scheduled for delivery no later than December 31, 2015. No deposits are required for these Purchase Right Aircraft at execution of this Letter Agreement.

      1.2 If Customer desires to exercise a Purchase Right, Customer shall notify Boeing in writing requesting a delivery position for such Purchase Right Aircraft and identify whether the exercise will be for a Firm Aircraft or an Option Aircraft.

      1.3 Within five (5) days of its receipt of Customer's request, Boeing shall offer a 737-890 aircraft (either Aircraft or Option Aircraft per Customer's request) in the closest delivery position to the requested delivery position, which is not then the subject of a commitment with another customer of Boeing, and either (1) for an Aircraft that permits the manufacture of the Aircraft within the standard

P.A. No. 2497
Purchase_Right_Aircraft
                               BOEING PROPRIETARY

Alaska Airlines, Inc.
6-1162-MSA-590 Page 2

manufacturing lead time, or (2) in the case of an Option Aircraft is at least eighteen (18) months prior to delivery.

      1.4 In addition, within 5 days of its receipt of Customer's request Boeing will provide Customer pricing information for the Purchase Right Aircraft. The Airframe Price and the price of Optional Features will be adjusted to Boeing's then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Purchase Right Aircraft. The Airframe Price and the price of Optional Features for the Purchase Right Aircraft will be escalated using 1) Boeing's standard escalation provisions (ECI-W formula) or alternate escalation provisions (ECI-MFG/CPI formula) to be selected by Customer at the date of execution of the definitive agreement for the Purchase Right Aircraft exercised, or 2) a different Boeing then current escalation provisions should such exist at the date of execution of the definitive agreement for the Purchase Right Aircraft exercised. The representative escalation indices and methodology will be used to estimate the Advance Payment Base Prices for exercised the Purchase Right Aircraft.

      1.5 The configuration of the Purchase Right Aircraft will be the configuration described in Customer's Detail Specification DO19A00ASA38P-1 as of the date of exercise of the Purchase Right as revised to include:.

            (i) Changes applicable to the basic Model 737 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

            (ii)  Changes required to obtain required regulatory certificates;
                  and

            (iii) Changes mutually agreed upon.

      1.6 Should Customer exercise a Purchase Right Aircraft for an Aircraft, Advance Payments will be payable for the Purchase Right Aircraft in accordance with that for the Aircraft as defined in the Purchase Agreement.

      1.7 Should Customer exercise a Purchase Right Aircraft for an Option Aircraft, a Deposit will be payable for the Purchase Right Aircraft in accordance with that for the Option Aircraft as defined in Option Aircraft Letter Agreement 2497-1.

      1.8 Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of a Purchase Right Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and any other terms and conditions as may be agreed upon with in thirty (30) days after Boeing has identified the applicable delivery position and provided the requisite price information pursuant to Article 1.3 herein.

P.A. No. 2497
Purchase_Right_Aircraft
                               BOEING PROPRIETARY

Alaska Airlines, Inc.
6-1162-MSA-590 Page 3

2.       Confidential Treatment.

      Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Sincerely,

THE BOEING COMPANY

By________________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

Alaska Airlines, Inc.

By________________________________

Its Vice President Finance & Treasurer

P.A. No. 2497
Purchase_Right_Aircraft
                               BOEING PROPRIETARY

6-1162-MSA-592

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington  98188

Subject:    Special Purchase Agreement Provisions

Reference:  Purchase Agreement No. 2497 (the Purchase Agreement) between
            The Boeing Company (Boeing) and Alaska Airlines, Inc.
            (Customer) relating to Model 737-890 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

This Letter Agreement modifies certain terms and conditions of the Purchase Agreement with respect to the Aircraft.

      [***]

2.    Confidential Treatment.

      Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

                               BOEING PROPRIETARY

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

P.A No. 2497
Special_Purchase_Agreement_Provisions

Alaska Airlines, Inc.
6-1162-MSA-592 Page 2

Sincerely,

THE BOEING COMPANY

By ___________________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

ALASKA AIRLINES, INC.

By ___________________________________

Its  Vice President Finance & Treasurer

                               BOEING PROPRIETARY

P.A No. 2497
Special_Purchase_Agreement_Provisions

6-1162-MSA-597

Alaska Airlines, Inc.
19300 International Blvd.
Seattle, Washington  98188

Subject:    Special Matters

Reference:  Purchase Agreement No. 2497 (the Purchase Agreement) between The
            Boeing Company (Boeing) and Alaska Airlines, Inc. (Customer) relating to Model 737-890 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Basic Credit Memorandum.

      Concurrent with the delivery of each Aircraft, Boeing will provide a credit memorandum equal to [***] of the escalated Airframe Price. Customer may apply such credit memorandum to the balance of the Purchase Price due at the time of delivery for such Aircraft, or in payment for Boeing goods and services, but not for advance payment on the Aircraft.

2.    Special Credit Memorandum.

      Concurrent with the delivery of each Aircraft, Boeing will provide a credit memorandum equal to [***] of the escalated Airframe Price. Customer may apply such credit memorandum to the balance of the Purchase Price due at the time of delivery for such Aircraft, or in payment for Boeing goods and services, but not for advance payment on the Aircraft.

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               BOEING PROPRIETARY

P.A No. 2497
Special_Matters

Alaska Airlines, Inc.
6-1162-MSA-597 Page 2

3.    [***] Credit Memorandum.

      Concurrent with the delivery of each of the first [***] Aircraft, Boeing will provide a credit memorandum equal to [***] of the escalated Airframe Price. Customer may apply such credit memorandum to the balance of the Purchase Price due at the time of delivery for such Aircraft, or in payment for Boeing goods and services, but not for advance payment on the Aircraft. For subsequent Aircraft [***], this [***] Credit Memorandum shall [***], to be applied as described above.

      Boeing provides this [***] Credit Memorandum, in addition to the other Credit Memoranda of this Letter Agreement, as a financial accommodation to Customer in consideration of Customer becoming the operator of the Aircraft.

         [***]

4.     [***] Escalation Factors.

      4.1 Table 1 to the Purchase Agreement identifies the delivery positions and the estimated escalation for the Aircraft. The parties agree that escalation factors are [***] for the Aircraft deliveries prior to July 1, 2008 and will be the factors ([***] Factors) used to determine the escalation adjustment component of the Aircraft Price for each such Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary, including without limitation the provisions of Supplemental Exhibit AE1 to the Purchase Agreement. The Fixed Factors for the applicable twenty (20) Aircraft delivering prior to July 1, 2008 are as listed in Attachment 1.

      4.2 The Aircraft Price, Basic Credit Memorandum, Special Credit Memorandum and [***] Credit Memorandum for the applicable twenty (20) Aircraft delivering prior to July 1, 2008 are as listed in Attachment 1, and are subject to adjustment per Article 4.3 below. To confirm, the [***] Factors are not applicable to Buyer Furnished Equipment and Seller Purchased Equipment.

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               BOEING PROPRIETARY

P.A No. 2497
Special_Matters

Alaska Airlines, Inc.
6-1162-MSA-597 Page 3

      4.3 In addition, the escalation adjustment for any other sum which is identified in the Purchase Agreement as subject to escalation and which pertains to an Aircraft, including but not limited to changes as described in AGTA-ASA
Article 3 and Article 4 shall be calculated using the applicable [***] Factor notwithstanding any other provisions of the Purchase Agreement to the contrary, including without limitation the provisions of Supplemental Exhibit AE1 to the Purchase Agreement.

5.    [***]

6.    [***]

7.    Increased Quantity Purchase.

      In addition to the Basic, Special and [***] Credit Memorandums described above in Articles 1, 2 and 3 above, should Customer purchase additional firm aircraft beyond the [***] firm 737-890 Aircraft and exercised Option Aircraft, a further credit memorandum shall be applicable only to the additional groups of aircraft purchased as follows:

[***]

8.    [***] Advance Payment Schedule.

      8.1 [***] Customer [***] pay advance payments according to the following schedule, for Aircraft on order as of the date of signing the Purchase Agreement.

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               BOEING PROPRIETARY

P.A. No. 2497
Special_Matters

Alaska Airlines, Inc.
6-1162-MSA-597 Page 4

                                           Amount Due per Aircraft
Due Date of Payment             (Percentage times Advance Payment Base Price)
-----------------------------   ---------------------------------------------
Definitive Purchase Agreement                    [***]

24 months prior to the first                     [***]
day of the scheduled delivery
month of the Aircraft

21 months prior to the first                     [***]
day of the scheduled delivery
month of the Aircraft

18 months prior to the first                     [***]
day of the scheduled delivery
month of the Aircraft

12 months prior to the first                     [***]
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                      [***]
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                      [***]
day of the scheduled delivery
month of the Aircraft
           Total                                 [***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               BOEING PROPRIETARY

P.A. No. 2497
Special_Matters

Alaska Airlines, Inc.
6-1162-MSA-597 Page 5

[***]

9.    [***]

10.   [***]

11.   [***]

12.   Option Aircraft.

      Further to Option Aircraft Letter Agreement 2497-1 of the Purchase Agreement, Boeing provides the following additional terms for 737-890 option aircraft (Option Aircraft):

      [***]

      12.3 Applicable Credit Memorandums.

      The Basic, Special and [***] Credit Memorandums described in Articles 1, 2 and 3, above, shall be applicable to the Option Aircraft. To confirm, should an Option Aircraft be exercised, which becomes an Aircraft delivery within the first [***] Aircraft, the [***] Credit Memorandum will be [***]. For Option Aircraft exercised as Aircraft with delivery after the [***] sequenced Aircraft delivery, the [***] Credit Memorandum will be [***].

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               BOEING PROPRIETARY

P.A. No. 2497
Special_Matters

Alaska Airlines, Inc.
6-1162-MSA-597 Page 6

      [***]


      [***]

13.   Purchase Right Aircraft.

      In additional to the Aircraft and the Option Aircraft, per Purchase Right Aircraft Letter Agreement 6-1162-MSA-597 Boeing will sell to Customer up to fifty (50) 737-890 purchase right aircraft (the Purchase Right Aircraft). Further to Purchase Right Aircraft Letter Agreement 6-1162-MSA-597, the following additional terms are applicable:

      13.1 Price.

      13.1.1 Pricing of the Purchase Right Aircraft shall be [***].

      [***]

14.   [***]

15.   [***]

* Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                               BOEING PROPRIETARY

P.A. No. 2497
Special_Matters

Alaska Airlines, Inc.
6-1162-MSA-597 Page 7

16.   Assignment.

      Unless otherwise described herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer's becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

17.   Confidential Treatment.

      Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Sincerely,

THE BOEING COMPANY

BY ____________________________________

ITS Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 15, 2005

ALASKA AIRLINES, INC.

By ____________________________________

Its  Vice President Finance & Treasurer

Attachment

                               BOEING PROPRIETARY

P.A. No. 2497
Special_Matters

                                  ATTACHMENT I
                 SPECIAL MATTERS LETTER AGREEMENT 6-1162-MSA-597
            [***] ESCALATION FACTOR AND DELIVERY PRICING INFORMATION

AIRFRAME MODEL/MTOW: 737-800 / 174,200      DETAIL SPECIFICATION: D019A00ASA38P
                                                                  -1 (8/20/2004)

ENGINE MODEL: CFM56-7B26 (1)                 BASE YEAR 2004 $S
                                             -----------------
AIRFRAME PRICE:                                 $58,854,000

OPTIONAL FEATURES:                              $ 2,410,000
                                                -----------
SUB-TOTAL OF AIRFRAME AND FEATURES:             $61,264,000

ENGINE PRICE (PER AIRCRAFT):                    $         0

AIRCRAFT BASIC PRICE (EXCLUDING BFE/SPE):       $61,264,000

                                      DELIVERY PRICING - DOES NOT INCLUDE BFE, SPE OR UNINCORPORATED CHANGES
DELIVERY          NUMBER OF   [***]   AIRCRAFT BASIC PRICE   BASIC CREDIT   SPECIAL CREDIT    [***] CREDIT
  DATE            AIRCRAFT   FACTOR      PRICE PER A/P        MEMORANDUM      MEMORANDUM       MEMORANDUM
----------------  ---------  -------  --------------------   ------------   --------------   ---------------
Jan-2006             1        [***]      $64,394,590            [***]            [***]           [***]

Feb-2006             1        [***]      $64,584,509            [***]            [***]           [***]

Mar-2006             1        [***]      $64,725,416            [***]            [***]           [***]

Jun-2006             1        [***]      $65,166,517            [***]            [***]           [***]

Jul-2006             1        [***]      $65,325,803            [***]            [***]           [***]

Aug-2006             1        [***]      $65,466,710            [***]            [***]           [***]

Sep-2006             2        [***]      $65,607,618            [***]            [***]           [***]

Oct-2006             1        [***]      $65,711,766            [***]            [***]           [***]

Dec-2006             1        [***]      $66,005,834            [***]            [***]           [***]

Jan-2007             2        [***]      $66,152,867            [***]            [***]           [***]

Feb-2007             1        [***]      $66,318,280            [***]            [***]           [***]

Mar-2007             3        [***]      $66,471,440            [***]            [***]           [***]

May-2007             1        [***]      $66,777,760            [***]            [***]           [***]

Oct-2007             1        [***]      $67,555,813            [***]            [***]           [***]

Feb-2008             1        [***]      $68,278,728            [***]            [***]           [***]

Mar-2008             1        [***]      $68,450,267            [***]            [***]           [***]

Total Applicable
Aircraft:           20     *  Indicates that certain information contained
                              herein has been omitted and filed separately with
                              the Securities and Exchange Commission.
                              Confidential treatment has been requested with
                              respect to the omitted portions.

                               BOEING PROPRIETARY

(1)-[***]